EXHIBIT INDEX

IDS Life of New York Variable Retirement & Combination Retirement Annuity Registration Number 2-78194/811-3500

Exhibit  9:      Opinion of Counsel

Exhibit 10:      Consent of Independent Auditors

Exhibit 15:      Power of Attorney, dated April 14, 1999